UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 26, 2005

CENTRAL JERSEY BANCORP (Exact name of registrant as specified in charter)

New Jersey (State or other jurisdiction of incorporation)	0-49925 (Commission File Number)	22-3757709 (IRS Employer Identification No.)

627 Second Avenue, Long Branch, New Jersey (Address of principal executive offices)	07740 (Zip Code)

Registrant's telephone number, including area code: (732) 571-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Information

Item 8.01  Other Events

On May 26, 2005, Central Jersey Bancorp, the parent company of Monmouth Community Bank, N.A. and Allaire Community Bank, issued a press release declaring a 2-for-1 stock split payable July 1, 2005 to shareholders of record on June 15, 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number 99.1	Description Press Release Re: Central Jersey Bancorp Declares a 2-for-1 Stock Split.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL JERSEY BANCORP (Registrant) By: /s/ James S. Vaccaro James S. Vaccaro President and Chief Executive Officer

Date: May 26, 2005

EXHIBIT INDEX

Exhibit Number 99.1	Description Press Release Re: Central Jersey Bancorp Declares a 2-for-1 Stock Split.